                                                                  EXHIBIT 23(a)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Goodrich Corporation of our report dated February 4, 2002, included in the 2001 Annual Report to Shareholders of Goodrich Corporation.

We also consent to the incorporation by reference of our report dated February 4, 2002, with respect to the consolidated financial statements incorporated herein by reference, in the following Registration Statements and in the related Prospectuses:


Registration
   Number                 Description of Registration Statement                           Filing Date
------------              -------------------------------------                           -----------

  33-20421                The B.F.Goodrich Company Key Employees'                         March 1, 1988
                          Stock Option Plan - Form S-8

  2-88940                 The B.F.Goodrich Company Retirement Plus                        April 28, 1989
                          Savings Plan - Post-Effective Amendment
                          No. 2 to Form S-8

  33-29351                The Rohr Industries, Inc. 1988 Non-Employee                     June 19, 1989
                          Director Stock Option Plan - Form S-8

  33-49052                The B.F.Goodrich Company Key Employees'                         June 26, 1992
                          Stock Option Plan - Form S-8

  33-59580                The B.F.Goodrich Company Retirement                             March 15, 1993
                          Plus Savings Plan for Wage Employees - Form S-8

  333-03293               The B.F.Goodrich Company                                        May 8, 1996
                          Stock Option Plan - Form S-8

  333-03343               Common Stock - Form S-3                                         May 8, 1996

  333-19697               The B.F. Goodrich Company Savings                               January 13, 1997
                          Benefit Restoration Plan - Form S-8

  333-53877               Pretax Savings Plan for the Salaried Employees                  May 29, 1998
                          of Rohr, Inc. (Restated 1994) and Rohr, Inc. Savings
                          Plan for Employees Covered by Collective Bargaining
                          Agreements (Restated 1994) - Form S-8

  333-53879               Directors' Deferred Compensation Plan - Form S-8                May 29, 1998

  333-53881               Rohr, Inc. 1982 Stock Option Plan,                              May 29, 1998
                          Rohr, Inc. 1989 Stock Incentive Plan and
                          Rohr, Inc. 1995 Stock Incentive Plan - Form S-8

  333-74987               5 1/4% Convertible Preferred Securities Term Income             March 24, 1999
                          Deferrable Equity Securities - Form S-3

  333-76297               Coltec Industries Inc. 1992 Stock Option Plan                   April 14, 1999
                          Coltec Industries Inc. 1994 Stock Option Plan for
                          Outside Directors - Form S-8

  333-77023               The B.F. Goodrich Company Stock Option                          April 26, 1999
                          Plan - Form S-8

  333-95081              Shelf Registration for Common Stock, Series Preferred            January 20, 2000
                         Stock and Debt Securities - Form S-3

  333-60210              The B.F. Goodrich Company Stock Option                           May 4, 2001
                         Plan - Form S-8

  333-60208              The B.F. Goodrich Company Employee                               May 4, 2001
                         Stock Purchase Plan - Form S-8

  333-82800              Offer to Exchange 7 1/2%  Notes due 2008 for 7 1/2%              February 14, 2002
                         Series B Senior Notes due 2008 of
                         Coltec Industries Inc - Form S-4


                                                           /s/ Ernst & Young LLP



Charlotte, North Carolina
February 20, 2002